INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

The Company’s net deferred tax assets at December 31, 2021 and 2020 is approximately $643,000 and $18,000, respectively, which consists of net operating loss carry forwards. As of December 31, 2020, the Company provided a 100% valuation allowance against the net deferred tax assets. During the period from Inception to December 31, 2020, the valuation allowance increased by approximately $18,000.

The Company is subject to tax in the United States (“U.S.”) and files tax returns in the U.S. Federal jurisdiction and state jurisdictions. The Company is subject to U.S. Federal, state and local income tax examinations by tax authorities for all periods starting in 2020. The Company currently is not under examination by any tax authorities.